UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2022

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 14, 2022, Nektar Therapeutics (“Nektar”) and Bristol-Myers Squibb Company (“BMS”) announced that an independent Data Monitoring Committee (the “DMC”) review of the first analysis of the Phase 3 PIVOT IO-001 clinical trial (the “PIVOT IO-001 Trial”) evaluating the doublet therapy bempegaldesleukin, Nektar’s investigational CD122-preferential IL-2 pathway agonist drug, in combination with Opdivo (nivolumab) compared to Opdivo monotherapy as a first-line treatment for previously untreated unresectable or metastatic melanoma, had determined that the PIVOT IO-001 Trial did not meet the primary endpoints of progression-free survival and objective response rate for the trial. The DMC also notified Nektar and BMS that the third primary endpoint of overall survival did not meet statistical significance at the first interim analysis. Based on data reviewed by the DMC and as further described in the press release, Nektar and BMS have decided to unblind the trial and to perform no additional analyses for the overall survival endpoint. Additionally, based on the results from the PIVOT IO-001 Trial, Nektar and BMS have also made the decision to stop enrollment for and unblind the ongoing PIVOT-12 study in adjuvant melanoma, which is evaluating the doublet therapy of bempegaldesleukin in combination with Opdivo compared to Opdivo monotherapy in patients at high risk for recurrence after complete resection of melanoma. A copy of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release titled “Bristol Myers Squibb and Nektar Announce Update on Phase 3 PIVOT IO-001 Trial Evaluating Bempegaldesleukin (BEMPEG) in Combination with Opdivo (nivolumab) in Previously Untreated Unresectable or Metastatic Melanoma.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: March 14, 2022	By:	/s/ Mark A. Wilson
Mark A. Wilson
General Counsel and Secretary

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